                                                                    EXHIBIT 10.3

                           CH2M HILL COMPANIES, LTD.
                            1999 STOCK OPTION PLAN

                            AS AMENDED AND RESTATED

                              SECTION 1: PURPOSE
                              ------------------

     The purpose of the CH2M HILL Companies, Ltd. 1999 Stock Option Plan As Amended and Restated (the "Plan") is to further the growth and development of CH2M HILL Companies, Ltd. (the "Company") by affording an opportunity for stock ownership to selected employees and directors of and consultants to the Company and certain other entities in which the Company has an ownership interest, who are responsible for the conduct and management of the Company's business or who are involved in endeavors significant to the Company's success.

                            SECTION 2: DEFINITIONS
                            ----------------------

  Unless otherwise indicated, the following words when used herein shall have the following meanings:

  a. "Board of Directors" shall mean the Board of Directors of the Company.

  b. "Cause" shall mean a termination of affiliation with the Company on account of: (1) repeated refusal to obey written directions of the Board of Directors or a superior officer of the Company (so long as such directions do not involve illegal or immoral acts); (2) acts of substance abuse which are materially injurious to the Company; (3) fraud or dishonesty that is materially injurious to the Company; (4) commission of a criminal offense involving money or other property of the Company (excluding any traffic violations or similar violations); or (5) commission of a criminal offense that constitutes a felony in the jurisdiction in which the offense is committed.

  c. "Change in Control" shall be deemed to have occurred: (1) at such time as a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 50% or more of the total number of votes that may be cast for the election of Directors of the Company; or (2) on the date on which the shareholders of the Company approve (i) any agreement for a merger or consolidation in which the Company will not survive as an independent corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets; or (3) on the effective date of any sale, exchange or other disposition of greater than 50% in fair market value of the Company's assets; or (4) on the date on which a majority of the members of the Board of Directors consists of individuals who were not members of the Board of Directors on January 1, 2000 and whose election or appointment to the Board of Directors was not approved by a majority of the members of the Board of Directors as comprised immediately prior to such election or appointment. In determining whether clause (1) of the preceding sentence has been satisfied, the third person owning shares must be a person or entity other than an employee benefit plan of the Company. The Committee's reasonable
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                                                                          Page 2

     determination as to whether a Change in Control has occurred shall be final and conclusive.

  d. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  e. "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4.1 to administer the Plan.

  f. "Common Stock" shall mean the Company's common stock (par value $0.01 per share) and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

  g. "Incentive Stock Option" shall mean any option granted to an eligible employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

  h. "Nonqualified Stock Option" shall mean any option granted to an eligible participant under the Plan which is not an Incentive Stock Option.

  i. "Option" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

  j. "Option Agreement" shall mean the agreement specified in Section 7.2.

  k. "Optionee" shall mean any person who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of the estate of a deceased Optionee or any designated beneficiary or other person who acquires the right to exercise an Option by bequest or inheritance.

  l. "Parent" shall mean a parent corporation of the Company as defined in
     Section 424(e) of the Code.

  m. "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                           SECTION 3: EFFECTIVE DATE
                           -------------------------

  The effective date of the Plan is January 1, 1999; provided, however, that the adoption of the Plan by the Board of Directors is subject to approval and ratification by the shareholders of the Company within twelve months before or after the effective date. Options granted under the Plan prior to approval of the Plan by the shareholders of the Company shall be subject to approval of the Plan by the shareholders of the Company and may not be exercised prior to the approval of the Plan by the shareholders of the Company. The effective date of the amended and restated Plan is November 12, 1999, which is the date on which the Board of Directors approved the amended and restated Plan.

                           SECTION 4: ADMINISTRATION
                           -------------------------

     4.1  Administrative Committee.  The Plan shall be administered by a
          ------------------------
Committee appointed by and serving at the pleasure of the Board of Directors. The Committee shall at all times include at least two Directors and shall include such other members (Directors or non-Directors) as the Board of Directors may determine. The Board of Directors may from time to time remove members from or add members to the Committee, and vacancies on the Committee shall be filled by the Board of Directors.

     4.2  Committee Meetings and Actions.  The Committee shall hold meetings at
          ------------------------------
such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan. The Committee may delegate some or all of its duties under this Plan to such other committees or employees as the Committee deems appropriate in order to carry out such duties in an efficient manner.

     4.3  Powers of Committee.  The Committee shall have the full and exclusive
          -------------------
right to grant and to determine terms and conditions of all Options granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In granting Options, the Committee shall take into consideration the contribution the Optionee has made or may make to the success of the Company and such other factors as the Committee shall determine.

     4.4  Interpretation of Plan.  The determination of the Committee as to any
          ----------------------
disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

     4.5  Indemnification.  Each person who is or shall have been a member of
          ---------------
the Committee or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf.

The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                     SECTION 5: STOCK SUBJECT TO THE PLAN
                     ------------------------------------

     5.1  Number.  The aggregate number of shares of Common Stock which may be
          ------
issued under Options granted pursuant to the Plan shall not exceed 8,000,000 shares (determined after the ten-to-one (10:1) stock split approved by the Board of Directors on a conditional basis on November 6, 1998). Shares which may be issued under Options may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

     5.2  Unused Stock.  If any outstanding Option under the Plan is cancelled,
          ------------
expires, or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available under the Plan.

     5.3  Adjustment for Change in Outstanding Shares.  If there is any change,
          -------------------------------------------
increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then in each such event, the Committee shall make an appropriate adjustment in the aggregate number of shares of stock available under the Plan, the maximum number of shares of stock for which Options may be granted to a person under the Plan, the number of shares of stock subject to each outstanding Option, and the Option prices, in order to prevent the dilution or enlargement of any Optionee's rights. The Committee's determinations in making adjustments shall be final and conclusive.

     5.4  Reorganization or Sale of Assets.  If the Company is merged or
          --------------------------------
consolidated with another corporation and the Company is not the surviving corporation, or if all or substantially all of the assets of the Company are acquired by another entity, or if the Company is liquidated or reorganized (each of such events being referred to as a "Reorganization Event"), the Committee shall, as to outstanding Options, either: (1) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect of the Common Stock, provided that no additional benefits shall be conferred upon Optionees as a result of such substitution, and provided further that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof; or (2) upon written notice to all Optionees, which notice shall be given not less than 20 days prior to the effective date of the Reorganization Event, provide that all unexercised Options must be exercised within a specified number of days (which shall not be less than ten) of the date of such notice or such Options will terminate. In response to a notice provided pursuant to clause (2) of the preceding sentence, an Optionee may make an irrevocable election to exercise the Optionee's Option contingent upon and effective as of the effective date of the Reorganization Event. The Committee may, in its sole discretion, accelerate the exercise dates of outstanding Options in connection with any Reorganization Event which does not also result in a Change in Control.


                            SECTION 6: ELIGIBILITY
                            ----------------------

  All employees of the Company and its Subsidiaries who are responsible for the conduct and management of the Company's business or who are involved in endeavors significant to the success of the Company shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options under the Plan. Directors of and consultants to the Company and employees and directors of and consultants to entities in which the Company has a direct or indirect ownership interest of at least 50%, who are not employees of the Company or its Subsidiaries but who are involved in endeavors significant to the success of the Company, shall be eligible to receive Nonqualified Stock Options, but not Incentive Stock Options, under the Plan. The Board of Directors may reduce the 50% ownership requirement in the preceding sentence, except that such percentage shall not be reduced below 10%. Notwithstanding the preceding sentences of this Section, the Committee may from time to time, in its sole discretion, determine that employees and directors of and consultants to specific entities are not eligible to receive Options under the Plan.

                          SECTION 7: GRANT OF OPTIONS
                          ---------------------------

     7.1  Grant of Options.  The Committee may from time to time in its sole
          ----------------
discretion determine which of the eligible participants should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, the dates on which such Options are to be granted and, except as otherwise provided by the Plan, all other terms and conditions relating to Options. The terms and conditions of an Option granted under the Plan need not be identical to the terms and conditions of any other Option granted under the Plan. No employee may be granted Incentive Stock Options to the extent that the aggregate fair market value (determined as of the time each Incentive Stock Option is granted) of the Common Stock with respect to which any such Incentive Stock Options are exercisable for the first time during a calendar year (under all incentive stock option plans of the Company and its Parent and Subsidiaries) would exceed $100,000. No person shall be granted Options under the Plan to purchase more than 350,000 shares of Common Stock.

     7.2  Option Agreement.  Each Option granted under the Plan shall be
          ----------------
evidenced by a written Option Agreement setting forth the terms upon which the Option is granted.

Each Option Agreement shall designate the type of Options being granted (whether Incentive Stock Options or Nonqualified Stock Options) and shall state the number of shares of Common Stock, as designated by the Committee, to which that Option pertains. More than one Option may be granted to an eligible person.

     7.3  Option Price.  The option price per share of Common Stock under each
          ------------
Option shall be determined by the Committee and stated in the Option Agreement. The option price for Incentive Stock Options granted under the Plan shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option. The option price for Nonqualified Stock Options granted under the Plan shall not be less than 90% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option.

     7.4  Determination of Fair Market Value.  For all purposes of the Plan and
          ----------------------------------
all Option Agreements under the Plan, the fair market value of each share of Common Stock on any date shall be deemed to be the Formula Price per share in effect on that date, as determined in accordance with the Company's Articles of Incorporation and Bylaws as amended from time to time.

     7.5  Duration of Options.  Each Option shall be of a duration as specified
          -------------------
in the Option Agreement; provided, however, that the term of each Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein. Each Option may be cancelled, with or without cause, at any time by the Committee by written notice of cancellation to the Optionee. Upon cancellation of an Option by the Committee, the Optionee shall not have any rights to purchase Common Stock under the Option, and neither the Company nor the Committee shall have any liability to the Optionee with respect to such Option or the cancellation of such Option.

     7.6  Additional Limitations on Grant.  No Incentive Stock Option shall be
          -------------------------------
granted to an employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Section 424(d) of the Code) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, unless the option price of such Incentive Stock Option is at least 110% of the fair market value (determined as of the day the Incentive Stock Option is granted) of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

     7.7  Other Terms and Conditions.  The Option Agreement may contain such
          --------------------------
other provisions, which shall not be inconsistent with the Plan, as the Committee shall deem appropriate, including, without limitation, provisions that relate the Optionee's ability to exercise an Option to the passage of time or the achievement of specific goals established by the Committee or the occurrence of certain events specified by the Committee. The Option Agreement may also provide, in the discretion of the Committee, that any shares of Common Stock acquired upon exercise of an Option shall become, upon such acquisition, subject to the terms of a Stock Restriction Agreement which shall be set forth as an attachment to the Option Agreement.

                        SECTION 8: EXERCISE OF OPTIONS
                        ------------------------------

     8.1  Manner of Exercise.  Subject to the limitations and conditions of the
          ------------------
Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Treasurer of the Company, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by all of the following: (1) payment in full to the Company of the purchase price of the shares to be purchased; (2) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability that the Company or any other entity may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option; (3) a representation meeting the requirements of
Section 12.2, if demanded by the Company; and (4) a Stock Restriction Agreement meeting the requirements of Section 12.3, if requested by the Committee. An Option shall be considered to be exercised on the earlier of the date on which the Treasurer of the Company receives all of the items specified in the preceding sentence or the date on which all of the items specified in the preceding sentence are mailed to the Treasurer of the Company, as evidenced by a United States Postal Service postmark.

     8.2  Payment of Purchase Price.  Payment for shares shall be in the form of
          -------------------------
either: (1) cash; or (2) a personal check to the order of the Company; or (3) a combination of cash and a personal check. In addition, unless the Committee, in its discretion, provides otherwise, all or part of the payment for shares may be made by tendering to the Company whole shares of Common Stock owned by the Optionee, in an amount the fair market value of which (as determined in accordance with Section 7.4) on the date of exercise equals or exceeds the aggregate option price of the shares with respect to which the Option is being exercised. If shares of Common Stock owned by the Optionee are used to pay all or part of the purchase price, such shares shall be evidenced by negotiable certificates endorsed to the Company or, if authorized by the Committee, by a written attestation of ownership of shares signed by the Optionee.

     8.3  Designation of Beneficiary.  Each Optionee may designate one or more
          --------------------------
beneficiaries (who may be designated contingently or successively) to whom the right to exercise Options following the Optionee's death shall pass, if the Option Agreement permits the exercise of unexercised Options after the Optionee's death. Each designation will automatically revoke any prior designations by the same Optionee, shall be in writing in such form as may be prescribed by the Committee, and shall be effective as of the date on which the written designation is received by the Committee during the lifetime of the Optionee. If no valid designation of beneficiary is on file with the Committee as of the date on which the Optionee dies, any right to exercise any unexercised Options after the Optionee's death will pass to the Optionee's estate or to the person or persons to whom the Optionee's rights under the Option pass by will or by applicable law.

     8.4  Prohibition on Exercise of Options if Limits on Ownership of Common
          -------------------------------------------------------------------
Stock Would be Exceeded.  Notwithstanding any other provision of this Plan or of
-----------------------
any Option Agreement, an Option granted under this Plan may not be exercised if, immediately after the exercise of such Option, the recipient of shares of Common Stock pursuant to such exercise would own more shares of Common Stock of the Company than such person is permitted to own under the Articles of Incorporation or Bylaws of the Company.

                         SECTION 9: CHANGE IN CONTROL
                         ----------------------------

  Notwithstanding any vesting requirements contained in any Option Agreement, all outstanding Options shall become immediately exercisable in full upon the occurrence of a Change in Control.

               SECTION 10: EFFECT OF TERMINATION OF AFFILIATION
               ------------------------------------------------

     10.1  Involuntary Termination of Affiliation Other Than Upon Death or
           ---------------------------------------------------------------
Disability; Retirement.  The Committee shall provide in each Option Agreement
----------------------
that, upon involuntary termination of the Optionee's affiliation with the Company other than upon death or disability (within the meaning of Section 22(e)(3) of the Code) and other than for Cause, and upon the retirement of an Optionee, the Optionee may, at any time within three months after the date of termination of affiliation or retirement, but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of termination of affiliation or retirement. Any Options not exercisable as of the date of termination of affiliation or retirement and any Options or portions of Options of terminated Optionees not exercised as provided herein shall terminate. For purposes of this Section 10, retirement shall mean the voluntary termination of an Optionee's employment with the Company and all of its affiliates at or after age 65 (or at or after 55 if the Optionee has at least ten years of service with the Company and its affiliates.

     10.2  Termination of Affiliation by Death of Optionee.  The Committee shall
           -----------------------------------------------
provide in each Option Agreement that, if an Optionee dies while affiliated with the Company or within a period of three months after termination of affiliation with the Company or retirement under circumstances to which Section 10.1 applies, the personal representative of the Optionee's estate or the designated beneficiary or other person or persons who shall have acquired the Option from the Optionee by bequest or inheritance may exercise the Option at any time within one year after the date of death but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of death. Any Options not exercisable as of the date of death and any Options or portions of Options of deceased Optionees not exercised as provided herein shall terminate.

     10.3  Termination of Affiliation by Disability of Optionee.  The Committee
           ----------------------------------------------------
shall provide in each Option Agreement that, upon termination of an Optionee's affiliation with the Company by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code), the Optionee may exercise the Option at any time within one year after the date of termination of affiliation but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of termination of affiliation. Any Options not exercisable as of the date of termination of affiliation and any Options or portions of Options of disabled Optionees not exercised as provided herein shall terminate.

     10.4  Other Terminations of Affiliation.  Upon termination of an Optionee's
           ---------------------------------
affiliation with the Company under circumstances other than those set forth in Sections 10.1, 10.2 or 10.3, including without limitation a termination for Cause and a voluntary termination on the part of the Optionee other than retirement, Options granted to the Optionee shall terminate immediately.

     10.5  Definition of Termination of Affiliation.  For purposes of any
           ----------------------------------------
Nonqualified Stock Option granted under this Plan, an Optionee's affiliation with the Company shall be deemed to be terminated as of the first day on which the Optionee is no longer an employee or director of or a consultant to the Company or by another entity that is eligible to participate in the Plan. For purposes of any Incentive Stock Option granted under this Plan, an Optionee's employment with the Company shall be deemed to be terminated as of the first day on which the Optionee is no longer employed by the Company or any Subsidiary of the Company.

     10.6  Employees and Directors of and Consultants to Eligible Entity that
           ------------------------------------------------------------------
Becomes Ineligible.  If an entity whose employees, directors and consultants are
------------------
eligible to participate in the Plan becomes ineligible to participate in the Plan because of a change in the Company's ownership of the entity or because of a determination by the Committee under Section 6, all Options held by employees and directors of an consultants to such entity shall become immediately exercisable in full. The change in the status of the entity to one whose employees, directors and consultants are not eligible to participate in the Plan shall be deemed to be an involuntary termination of affiliation with the Company with respect to the employees and directors or and consultants to that entity.

     10.7  Exercise of Nonqualified Stock Option After Termination of
           ----------------------------------------------------------
Affiliation.  Notwithstanding any other provision of the Plan, the Committee
-----------
may, in its sole discretion, provide in an Option Agreement or otherwise that, upon termination of an Optionee's affiliation with the Company, one or more Nonqualified Stock Options held by the Optionee may be exercised at such time and subject to such conditions as the Committee, in its sole discretion, may designate.

                  SECTION 11: NON-TRANSFERABILITY OF OPTIONS
                  ------------------------------------------

  Options granted pursuant to the Plan are not transferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon an Option, the Option shall immediately become null and void.
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                                                                         Page 10

                        SECTION 12: ISSUANCE OF SHARES
                        ------------------------------

     12.1  Transfer of Shares to Optionee.  As soon as practicable after the
           ------------------------------
Treasurer of the Company has received an Optionee's written notice of exercise of an Option and the other items specified in Section 8.1, the Company shall issue or transfer to the Optionee the number of shares of Common Stock as to which the Option has been exercised and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name. In the alternative, the Company may provide for the recording of ownership of shares without the issuance of certificates. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Optionee until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares.

     12.2  Investment Representation.  Upon demand by the Company, the Optionee
           -------------------------
shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option has been given by the Optionee is being made for investment only and not for resale or with a view to distribution, and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

     12.3  Restrictions on Common Stock Acquired Through Exercise of Options.
           -----------------------------------------------------------------
All shares of Common Stock acquired through the exercise of Options granted under this Plan shall be subject to all restrictions on shares of Common Stock of the Company set forth in the Articles of Incorporation and Bylaws of the Company, including: (1) restrictions that grant the Company the right to repurchase shares upon termination of the shareholder's affiliation with the Company; (2) restrictions that grant the Company a right of first refusal if the shareholder wishes to sell shares other than in the limited market maintained by the Company; (3) restrictions that require the approval of the Company for any other sale of shares; and (4) restrictions that define the Formula Price to be applied in purchases and sales of shares. In addition, if requested by the Committee in its sole discretion, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement in such form as the Committee may provide at the time of exercise of the Option. Such Stock Restriction Agreement may include, without limitation, restrictions in addition to those restrictions set forth in the Articles of Incorporation and Bylaws of the Company. Upon such request, execution of the Stock Restriction Agreement by the Optionee prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares, unless such condition is expressly waived in writing by the Committee.

                            SECTION 13: AMENDMENTS
                            ----------------------

  The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Optionee. Unless the shareholders of the Company shall have given their approval, the total number of shares for which Options may be issued under the Plan shall not be increased, except as provided in Section 5.3, and no amendment shall be made which reduces the option price at which the Common Stock may be offered through Incentive Stock Options under the Plan below the minimum required by Section 7.3, except as provided in
Section 5.3, or which materially modifies the requirements as to eligibility for receipt of Incentive Stock Options under the Plan. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Optionee.

                           SECTION 14: TERM OF PLAN
                           ------------------------

  This Plan shall terminate on December 31, 2008; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan.

                       SECTION 15: RIGHTS AS STOCKHOLDER
                       ---------------------------------

  An Optionee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares or the date of the recording of the ownership of the shares in the Optionee's name.

                       SECTION 16: NO EMPLOYMENT RIGHTS
                       --------------------------------

  Nothing contained in this Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of such Optionee's affiliation with the Company or interfere in any way with the right of the Company or any other entity participating in the Plan, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such affiliation or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of the Option.

 SECTION 17: EMPLOYEES, DIRECTORS AND CONSULTANTS BASED OUTSIDE OF THE UNITED
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                                     STATES
                                     ------

  With respect to Options granted to employees and directors of and consultants to the Company and other participating entities who are based outside of the United States, the Committee shall have complete discretion to determine which such affiliates are eligible to receive Options, to define all terms and conditions of Options granted to such affiliates (including the duration of such Options and the option price under such Options), to modify and amend such Options as may be necessary or appropriate to comply with the laws and regulations of foreign jurisdictions, and to establish subplans and modified procedures with respect to the grant and exercise of such Options. Notwithstanding the provisions of Sections 7.3 and 7.5, the Committee may in its discretion grant Options to employees and directors of and consultants to the Company and other participating entities who are based outside of the United States that have an option price that is less than 90% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Options or that have a term of more than ten years from the date on which the Options are granted, or both.

                           SECTION 18: GOVERNING LAW
                           -------------------------

     This Plan, and all Options granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

     Adopted (as amended and restated) this 12th day of November, 1999.

                              CH2M Hill Companies, Ltd.

                              By:  Samuel H. Iapalucci
                                   -------------------

                              Title: Chief Financial Officer and Secretary
                                     -------------------------------------